UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2010

ILLINOIS TOOL WORKS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 West Lake Avenue, Glenview, Illinois		60026-1215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-724-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At its May 7, 2010 meeting, the Company’s Board of Directors approved an amendment to the first sentence of Article III, Section 2 of the Company’s By-Laws, effective May 7, 2010, to decrease the number of directors from eleven to nine. The text of Article III, Section 2, as amended, is as follows:

“SECTION 2. Number, Tenure and Qualifications. The number of directors of the corporation is established at nine. Each director shall hold office for the term for which such director is elected or until a successor shall have been chosen and shall have qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.”

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on May 7, 2010 for the purposes of (i) electing the nine directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year; and (iii) a stockholder proposal requesting that the Company provide reports on political contributions and expenditures.

All nine nominees for director as named in the Company’s proxy statement for the meeting were elected by the votes set forth in the table below.

Election of Directors	FOR	AGAINST	BROKER NON-VOTES

Marvin D. Brailsford	396,761,316	4,369,362	40,167,779
Susan Crown	394,276,052	6,685,386	40,167,779
Don H. Davis, Jr.	399,655,306	1,470,876	40,167,779
Robert C. McCormack	394,493,301	6,518,126	40,167,779
Robert S. Morrison	400,065,194	1,012,678	40,167,779
James A. Skinner	397,370,005	3,712,693	40,167,779
David B. Smith, Jr.	400,052,198	963,060	40,167,779
David B. Speer	390,989,308	10,091,123	40,167,779
Pamela B. Strobel	399,840,631	1,118,242	40,167,779

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Ratification of independent registered public accounting firm	436,255,431	4,916,371	360,006	N/A

The stockholder proposal requesting that the Company provide reports on political contributions and expenditures was defeated by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Stockholder proposal requesting reports on political contributions and expenditures	83,939,143	253,977,430	63,447,456	N/A

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

May 12, 2010	By:	/s/ James H. Wooten, Jr.

Name: James H. Wooten, Jr.
Title: Senior Vice President, General Counsel & Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3	By-Laws of Illinois Tool Works Inc., as amended and restated as of May 7, 2010